UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF COLORADO

In re:	)	**Case No. 15-16835 MER**
	)	
MIDWAY GOLD US INC. ***et al.***,[1]	)	**Chapter 11**
	)	**Jointly Administered Under**
Debtors.	)	**Case No. 15-16835 MER**
	)	

ORDER (A) APPROVING AMENDED DISCLOSURE STATEMENT, (B) APPROVING PROCEDURES FOR SOLICITATION OF VOTES ON SECOND AMENDED JOINT CHAPTER 11 PLAN OF LIQUIDATION, AND (C) SCHEDULING CONFIRMATION HEARING AND RELATED DATES AND DEADLINES

This matter comes before the Court on the *Motion for Entry of an Order (A) Approving Disclosure Statement, (B) Approving Procedures for Solicitation of Votes on Joint Chapter 11 Plan of Liquidation, and (C) Scheduling Hearing for Confirmation of Joint Chapter 11 Plan of Liquidation* (the "Original DS Motion") (Docket No. 978) and the *Supplemental Motion for Entry of an Order Approving Amended Disclosure Statement for the Debtors' Proposed Second Amended Joint Chapter 11 Plan of Liquidation* (the "Supplemental DS Motion" and, together with the Original DS Motion, the "DS Motions") (Docket No. 1183).[2] The Court, having reviewed the DS Motions, having held a hearing on September 14, 2016 (the "DS Hearing") on the adequacy of the information contained in the Disclosure Statement filed on September 13, 2016 (Docket No. 1059), having reviewed the Amended Disclosure Statement, and having

[1] The Debtors and their respective case numbers are: Midway Gold US Inc. (15-16835 MER); Midway Gold Corp. (15-16836 MER); Golden Eagle Holding Inc. (15-16837 MER); MDW-GR Holding Corp. (15-16838 MER); RR Exploration LLC (15-16839 MER); Midway Services Company (15-16840 MER); Nevada Talon LLC (15-16841 MER); MDW Pan Holding Corp. (15-16842 MER); MDW Pan LLP (15-16843 MER); MDW Gold Rock LLP (15-16844 MER); Midway Gold Realty LLC (15-16845 MER); MDW Mine ULC (15-16846 MER); GEH (B.C.) Holding Inc. (15-16847 MER); GEH (US) Holding Inc. (15-16848 MER).

[2] Capitalized terms not otherwise defined in this Order have the meanings given in the DS Motions or the Second Amended Plan (as defined in the DS Motions), as applicable.

determined that the information contained in the Amended Disclosure Statement is substantially similar to the information contained in the prior version of the Disclosure Statement and that the changes are limited to setting forth the terms of various settlements that have been reached and making other various cleanup changes, finds that: (i) it has jurisdiction over the matters raised in the Motion under 28 U.S.C. §§ 157 and 1334; (ii) venue of this matter is proper under 28 U.S.C. §§ 1408 and 1409; (iii) this matter is a core proceeding under 28 U.S.C. § 157(b)(2); (iv) the relief requested in the DS Motions is in the best interests of the Debtors, their estate and creditors, and other parties-in-interest; (v) any objections that were not withdrawn or resolved at the DS Hearing or by virtue of the settlements embodied in the Second Amended Plan as described in the Supplemental DS Motion are overruled; (vi) adequate and proper notice of the DS Motions has been given under the circumstances, and no other or further notice is necessary; (vii) the Amended Disclosure Statement contains "adequate information," as that term is defined in Section 1125 of the Bankruptcy Code; (viii) the form and manner of notice proposed in the DS Motions for notifying parties in interest about the Second Amended Plan, the confirmation hearing in respect thereof, and the dates and deadlines with respect to solicitation of votes and objections to the proposed Second Amended Plan are reasonable and appropriate under the circumstances; and (ix) good and sufficient cause exists for granting the relief requested in the DS Motions as set forth in this Order,

IT IS ORDERED that:

1. The DS Motions are GRANTED.

2. The Amended Disclosure Statement contains "adequate information," as that term is defined in Section 1125 of the Bankruptcy Code, and is approved to be used in connection with soliciting votes to accept or reject the proposed Second Amended Plan.

3. The form of the Confirmation Hearing Notice attached to the Original DS Motion as **Exhibit B** is approved.

4. The forms of the Ballots attached to the Original DS Motion as **Exhibit C** is approved. The Debtors and the Balloting Agent are authorized to make any changes to the form of the Ballots as they deem necessary or appropriate to solicit votes consistent with the terms of the Amended Disclosure Statement.

5. The form of the Notice of Non-Voting Status attached to the Original DS Motion as **Exhibit D** is approved.

6. The Solicitation Procedures set forth in the Original DS Motion are approved and the Debtors are authorized to solicit votes on the Second Amended Plan in accordance with such procedures.

7. By no later than seven calendar days after the date of this Order, the Debtors must mail the Solicitation Packages in accordance with the Solicitation Procedures.

8. The Voting Record Deadline is March 2, 2017.

9. The deadline for votes on the Second Amended Plan to be submitted and actually received by Epiq Systems (the "Balloting Agent") is 5:00 p.m. (Mountain Time) on April 14, 2017 (the "Voting Deadline"). All Ballots must be properly executed, completed, and submitted to the Balloting Agent by first-class U.S. Mail (postage prepaid), overnight delivery, or personal delivery at the following addresses:

If sent by **First Class Mail**:
Midway Gold US Inc. Ballot Processing c/o Epiq Systems P.O. Box 4422 Beaverton, OR 97076 4422

If sent by **Messenger or Overnight Courier**:
Midway Gold US Inc. Ballot Processing c/o Epiq Systems 10300 SW Allen Blvd. Beaverton, OR 97005

10. The Tabulation Procedures are hereby approved and the Balloting Agent is hereby authorized to tabulate the Ballots received in accordance with such procedures.

11. The Debtors must file a ballot tabulation report no later than 5:00 p.m. Mountain Time on the date that is three business days prior to the Confirmation Hearing.

12. If the Debtors object to the allowance of a Ballot for voting purposes, the Debtors or the Committee may file such objection no later than three business days after the Voting Deadline and request a hearing to determine the allowance of such Ballot for voting purposes to be held on or before the date of the Confirmation Hearing.

13. The Confirmation Hearing for the Second Amended Plan will take place before this Court on **May, 2017 at 9:30 a.m. M**ST, in Courtroom C, 721 19th Street, Denver, CO.

14. The deadline to file objections to confirmation of the Second Amended Plan is **April 14, 2017 at 5:00 p.m. Mountain Time**, unless further extended by order of the Court or the prior written agreement of the Debtors (the "Objection Deadline"). All objections must be in writing, filed with the Bankruptcy Court and served on each of the following parties so as to be actually received on or before the Objection Deadline: (i) counsel to the Debtors, Squire Patton Boggs (US) LLP, 221 East Fourth Street, Suite 2900, Cincinnati, Ohio 45202, Attn: Stephen D. Lerner and Elliot M. Smith, (ii) local counsel to the Debtors, Sender Wasserman Wadsworth, P.C., 1660 Lincoln Street, Suite 2200, Denver, Colorado 80264, Attn: Harvey Sender and Aaron J. Conrardy, (iii) counsel to the Committee, Cooley LLP, 1114 Avenue of the Americas, New York, NY 10036, Attn: Seth Van Aalten and Robert Winning, 4

(iv) counsel to the Senior Agent, Luskin, Stern & Eisler LLP, Eleven Times Square, 8th Ave. & 41st Street, New York, NY 10036, Attn: Richard Stern and Alex Talesnick, (v) counsel to the Subordinate Agent, DBS Law, 155 NE 100th Street, Suite 205, Seattle, WA 98125, Attn: Dan Bugbee, and (vi) the Office of the United States Trustee (Region 19), 1961 Stout Street, Suite 12-200, Denver, Colorado 80294, Attn: Leo M. Weiss.

15. The Court will only consider timely-filed written objections to confirmation of the Second Amended Plan. All objections not timely filed and served in accordance with the provisions of this Order are deemed waived.

16. The Debtors and the Balloting Agent are authorized and empowered to take all steps and perform all acts reasonably necessary to solicit and tabulate votes with respect to the Second Amended Plan and otherwise implement and effectuate the terms of this Order.

17. The Bankruptcy Court retains exclusive jurisdiction regarding the interpretation, implementation, and enforcement of this Order.

DATED this 2nd day of March, 2017.

BY THE COURT

Michael E. Romero, Chief Judge
United States Bankruptcy Court